UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2007
SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-26887	77-0396307

(Commission	(IRS Employer
File Number)	Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of principal executive offices)	(Zip Code)
(408) 616-4000

(Registrant’s telephone number)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     The information contained in this Item 2.02 and the exhibit hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
     On November 1, 2007, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2007, a copy of which is attached hereto as Exhibit 99.01. Also on November 1, 2007, the Registrant will present its financial results for the quarter ended September 30, 2007 in a conference call with investors and analysts. The conference call was pre-announced and will be available to the public through live teleconference. In addition, a replay of the web cast of the Conference Call will be available on the Registrant’s website until midnight Pacific Time, November 15, 2007. A supplemental financial information worksheet is available on the Registrant’s website.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
99.01	Press release dated November 1, 2007 announcing the Registrant’s financial results for the quarter ended September 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2007	SILICON IMAGE, INC.
	By:	/s/ Harold Covert
Harold L. Covert
Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title
99.01	Press release dated November 1, 2007 announcing the Registrant’s financial results for the quarter ended September 30, 2007.